SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of
                the Securities Exchange Act of 1934


                 _______________________________


                          November 20, 1996
        (Date of Report - Date of earliest event reported)


                 _______________________________

              Capitol Revolving Home Equity Loan Trust 1996-1
  (Issuer in respect of the Capitol Revolving Home Equity Loan
       Asset Backed Certificates, Series 1996-1)
     (Exact name of registrant as specified in its charter)


                             33-31682
                       (Commission File No.)


            Maryland                            52-0897004
(State or other jurisdiction of             (I.R.S. Employer
  incorporation or organization)           Identification No.)

    8401 Connecticut Avenue
    Chevy Chase, Maryland                         20815
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (301) 986-7000

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Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

      Monthly Report to Certificateholders dated November 20, 1996



                                SIGNATURES

   Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Revovling Home Equity Loan Trust 1996-1 by the undersigned thereunto duly authorized.

                   CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1

                    By: Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer





Dated:    December 14, 1996      By:  Stephen R. Halpin, Jr.
                                      _________________________
                                      Stephen R. Halpin, Jr.
                                      Executive Vice President and
                                      Chief Financial Officer


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                                  EXHIBIT